UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): August 4, 2026

Interparfums, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-16469	13-3275609
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

551 Fifth Avenue, New York, NY 10176
(Address of Principal Executive Offices)

212.983.2640
(Registrant’s Telephone number, including area code)

   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.001 par value per share	IPAR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Conditions

Certain portions of our press release dated August 4, 2026, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 2.02. They are as follows:

•         The 1st, 2nd (consisting of a table), 4th, 5th, 6th, 9th through 14th full paragraphs relating to results of operations for the second quarter of 2026

•         Part of the 3rd paragraph relating to results of operations for the second quarter of 2026

•         Part of the 15th paragraph relating advertising & promotional (“A&P”) expenses and net sales

•         The 16th through 18th paragraphs relating to operating margins and effective tax rate

•         The 19th paragraph relating to balance sheet items

•         The 23rd through 24th paragraphs relating to the previously announced conference call scheduled for August 5, 2026

•         The consolidated statements of income and consolidated balance sheets

Item 7.01 Regulation FD Disclosure

Certain portions of our press release dated August 4, 2026, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 7.01. They are as follows:

•         Portion of the 3rd paragraph relating to anticipating investments in product initiatives and advertising and promotion spend for the balance of the year and beyond

•         The 7th paragraph relating to upcoming fragrance launches relating to the second half of 2026 and major fragrance initiatives planned for 2027 and 2028

•         The 8th paragraph relating to the Company’s potential opportunities ahead by maintaining operational discipline

•         Part of the 15th paragraph relating to the Company’s plans to reinvest the tariff refunds in 2027 to help grow the business

•         The 20th and 21st paragraphs relating to reaffirmance of the previously announced 2026 guidance for the Company

•         The 27th paragraph relating to forward-looking information

•         The balance of such press release not otherwise incorporated by reference in Item 2.02.

Item 8.01 Other Events

•         The 22nd paragraph relating to Dividends

Item 9.01 Financial Statements and Exhibits.

99.1	Our press release dated August 4, 2026

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: August 4, 2026

Interparfums, Inc.

By:	/s/ Michel Atwood
Michel Atwood,
Chief Financial Officer